                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Michael J. O'Rourke, Richard A. Zona and Susan E. Lester, and each of them, his or her true and lawful attorney s-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign a Registration Statement on Form S-8 of First Bank System, Inc., and any and all amendment thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.


               Signature                       Title                 Date
               ---------                       -----                 ----

       /s/ John F. Grundhofer             Chairman, President,   March 25, 1994
- - - --------------------------------------  Chief Executive Officer
           John F. Grundhofer                and Director

- - - --------------------------------------        Director
           Coleman Bloomfield


          /s/ Roger L. Hale                   Director           March 25, 1994
- - - --------------------------------------
              Roger L. Hale


        /s/ Delbert W. Johnson                 Director          March 22, 1994
- - - --------------------------------------
            Delbert W. Johnson


          /s/ John H. Kareken                  Director          March 22, 1994
- - - --------------------------------------
              John H. Kareken


- - - --------------------------------------         Director
            Richard L. Knowlton


          /s/ Kenneth A. Macke                 Director          March 25, 1994
- - - --------------------------------------
              Kenneth A. Macke

                                           Director
- - - -----------------------------------
           Thomas F. Madison


       /s/ Marilyn C. Nelson               Director        March 22, 1994
- - - -----------------------------------
           Marilyn C. Nelson


     /s/ Will F. Nicholson, Jr.            Director        March 25, 1994
- - - -----------------------------------
         Will F. Nicholson, Jr.


- - - -----------------------------------        Director
         Nicholas R. Petry


       /s/ Edward J. Phillips              Director        March 22, 1994
- - - -----------------------------------
           Edward J. Phillips


- - - -----------------------------------        Director
            James J. Renier


        /s/ S. Walter Richey               Director        March 25, 1994
- - - -----------------------------------
            S. Walter Richey


       /s/ Richard L. Robinson             Director        March 25, 1994
- - - -----------------------------------
           Richard L. Robinson


        /s/ Richard L. Schall              Director        March 22, 1994
- - - -----------------------------------
            Richard L. Schall


        /s/ Lyle E. Schroeder              Director        March 22, 1994
- - - -----------------------------------
            Lyle E. Schroeder